Exhibit 99.2

SCAN TO VIEW MATERIALS & VOTE w INFINITY PHARMACEUTICALS INC. VOTE BY INTERNET C/O AMERICAN STOCK TRANSFER & TRUST CO., LTD. Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above 6201 15TH AVE. BROOKLYN, NY 11219 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on July 13, 2023 for shares held directly and by 11:59 P.M. Eastern Time on July 11, 2023 for shares held in the Infinity 401(k) Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/INFI2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 13, 2023 for shares held directly and by 11:59 P.M. Eastern Time on July 11, 2023 for shares held in the Infinity 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V19402-Z85531 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY INFINITY PHARMACEUTICALS INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve the adoption of the Agreement and Plan of Merger, dated as of February 22, 2023, as it may be amended from time to time, by and between ! ! ! MEI Pharma, Inc., a Delaware corporation (“MEI”), Infinity Pharmaceuticals Inc., a Delaware corporation (“Infinity”), and Meadow Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of MEI (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Infinity, with Infinity surviving as a wholly owned subsidiary of MEI, and the surviving company of the merger (the “Merger”), which proposal is referred to as the “Infinity Merger Proposal.” 2. To approve, on a non-binding, advisory basis, the compensation that will or may be payable to Infinity’s named executive officers in connection with ! ! ! the Merger, which proposal is referred to as the “Infinity Compensation Proposal.” 3. To consider and vote on a proposal to approve the adjournment of the Infinity Special Meeting, from time to time, if necessary or appropriate, including ! ! ! to solicit additional proxies in the event that there are insufficient votes at the time of the Infinity Special Meeting, or any adjournment or postponement thereof, to approve the Infinity Merger Proposal, which proposal is referred to as the “Infinity Adjournment Proposal.” NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

1100 Massachusetts Avenue Floor 4 Cambridge, MA 02138 Tel: 617-453-1000 Fax: 617-453-1001 www.infi.com Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus is available at www.infi.com/proxy. V19403-Z85531 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS INFINITY PHARMACEUTICALS INC. VIRTUAL SPECIAL MEETING OF STOCKHOLDERS July 14, 2023, 10:00 a.m. Eastern Time Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Adelene Q. Perkins and Seth A. Tasker, or each of them, with full power of substitution, as proxies for those signing on the reverse side to act and vote at the 2023 virtual special meeting of stockholders of Infinity Pharmaceuticals Inc. (the “Infinity Special Meeting”), and at any adjournments or postponements thereof as indicated upon all matters referred to on the reverse side and described in the joint proxy statement/prospectus for the Infinity Special Meeting, and, in their discretion, upon any other matters which may properly come before the Infinity Special Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THE PROXIES WILL HAVE THE AUTHORITY TO VOTE FOR EACH OF THE PROPOSALS IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title. UNLESS SUBMITTING A PROXY FOR THESE SHARES OVER THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE